UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                          COASTAL FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                         -------------------------------
                          COASTAL FINANCIAL CORPORATION
                         -------------------------------

                                DECEMBER 15, 2000

Dear Shareholder:

         You are cordially invited to attend the annual meeting of Shareholders of Coastal Financial Corporation. The meeting will be held at the Myrtle Beach Martinique, 7100 N. Ocean Boulevard, Myrtle Beach, South Carolina, on Wednesday January 24, 2001 at 2:00 p.m., Eastern Standard Time.

         The notice of Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and Officers of the Corporation, as well as a representative of KPMG LLP, the Corporation's independent auditors, will be present to respond to appropriate questions of Shareholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                    Sincerely,

                                    /s/ Michael C. Gerald

                                    Michael C. Gerald
                                    President and
                                    Chief Executive Officer

                          COASTAL FINANCIAL CORPORATION
                                 2619 OAK STREET
                       MYRTLE BEACH, SOUTH CAROLINA 29577
                                 (843) 205-2000

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

         The annual meeting of shareholders of Coastal Financial Corporation ("Corporation") will be held at the Myrtle Beach Martinique, 7100 N. Ocean Boulevard, Myrtle Beach, South Carolina on Wednesday, January 24, 2001, at 2:00 p.m., Eastern Standard Time, for the following purposes:

     1.   To elect two directors of the Corporation;

     2. To transact any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Shareholders of record at the close of business on November 30, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Susan J. Cooke

                                   Susan J. Cooke
                                   Secretary

Myrtle Beach, South Carolina
December 15, 2000

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                                 PROXY STATEMENT
                                       OF
                          COASTAL FINANCIAL CORPORATION

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                January 24, 2001

--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Coastal Financial Corporation ("Coastal Financial" or "Corporation") to be used at the Annual Meeting of Shareholders of the Corporation. The Corporation is the holding company for Coastal Federal Savings Bank. The annual meeting will be held at the Myrtle Beach Martinique, 7100 N. Ocean Boulevard, Myrtle Beach, South Carolina, on Wednesday January 24, 2001 at 2:00 p.m., Eastern Standard Time. This Proxy Statement and the enclosed proxy card are being first mailed to Shareholders on or about December 15, 2000.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

Who Can Vote at the Meeting

         You are entitled to vote your Coastal Financial Corporation common stock if the records of the Corporation showed that you held your shares as of the close of business on November 30, 2000. As of the close of business on that date, a total of 7,267,018 shares of Coastal Financial Corporation common stock were outstanding. Each share of common stock has one vote. As provided in the Corporation's Articles of Incorporation, recorded holders of the Corporation's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Attending the Meeting

         If you are a beneficial owner of Coastal Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Coastal Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee which holds your shares.

Vote Required

         The Annual Meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain form voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

Voting by Proxy

         This Proxy Statement is being sent to you by the Board of Directors of Coastal Financial for the purpose of requesting that you allow your shares of Coastal Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Coastal Financial common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Corporation's Board of Directors.

         If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the Annual Meeting is postponed or adjourned, your Coastal Financial common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Corporation does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Corporation in writing before your shares have been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

         If your Coastal Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker may allow you to deliver your voting instructions via the telephone or the Internet.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------

         The following table provides information as of November 30, 2000 with respect to persons known to the Corporation to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to beneficially own any share of common stock over which he or she has, directly or indirectly, sole or share voting or investing power.

                                           Number of               Percent of
           Name and Address              Shares Owned             Common Stock
                                                                   Outstanding

Sea Mist Associates Corporation             400,395                   5.51

         The following table provides information about the shares of Coastal Financial Corporation common stock that may be considered to be owned by each director or nominee for director of the Company and by all directors and executive officers of the Company as a group as of November 30, 2000. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown.

                                                                      Number of Shares
                                            Number of                That May Be Acquired             Percent of
                                           Shares Owned               Within 60 Days By               Common Stock
                                        (Excluding Options)(1)        Exercising Options             Outstanding(2)
                                        ------------------            ------------------             ---------------
Named Executive Officers (3)
Michael C. Gerald, President, Chief             83,683                      70,977                        2.11
   Executive Officer and Director

Jimmy R. Graham, Executive Vice
   President                                    76,042                      45,105                        1.66

Jerry L. Rexroad, Executive Vice
   President and Chief Financial                27,749(4)                   77,816                        1.44
   Officer

Steven J. Sherry, Executive Vice
   President                                        49                       5,251                        0.08

Phillip G. Stalvey, Executive Vice
   President                                    42,066                      39,585                        1.12


Directors of the Corporation
(Excluding Named Executive Officers)


James C. Benton                                313,902(5)                    7,533                        4.42

G. David Bishop                                239,456(6)                    7,533                        3.40

James T. Clemmons                              175,650(7)                    5,764                        2.50

James P. Creel                                 382,762(8)                   10,098                        5.41

James H. Dusenbury                              36,740(9)                   10,098                        0.65

Frank A. Thompson, II                            5,897(10)                    -0-                         0.08


All Executive Officers and
Directors as a Group (11 persons)            1,358,735                     279,760                       22.05

---------------------

 (1) Pursuant to Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has voting and/or investment power with respect to such security or has a right to acquire, through the exercise of outstanding options or otherwise, beneficial ownership at any time within 60 days from November 30, 2000. The table includes certain shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the named persons possess voting and/or investment power.

 (2) Based on 7,267,018 shares of Common Stock of the Corporation outstanding and entitled to vote at the Meeting, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising options.

 (3) Under SEC regulation, the term "named executive officer" is defined to include the chief executive officer regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000.

(4) Includes 11,833 shares owned by Jerry L. Rexroad; 1,756 shares owned by Jerry L. Rexroad - IRA; 101 shares owned jointly by Jerry L. Rexroad & Robin E. Rexroad; 10,567 shares owned by Robin E. Rexroad; 3,492 shares in the Coastal Financial Corporation's 401-K Plan for Jerry L. Rexroad.

(5) Includes 293,561 shares owned by RCEE, Inc. of which Mr. Benton is President; 20,317 shares owned by Mr. Benton; 24 shares owned by Emma Ann Lawton Benton.

(6)  Includes 19,867 shares owned by G. David Bishop; 165,966 shares owned by G.
     J. Bishop Trust, G. David Bishop, Trustee; 53,623 shares owned by Mary Ann Bishop.

(7) Includes 108,441 shares owned by J. T. Clemmons; 65,495 shares owned by Helen W. Clemmons; 1,570 shares owned by J. T. Clemmons - IRA; 144 shares owned by Helen W. Clemmons - IRA.

(8) Includes 285,488 shares owned by Creel Outdoor Advertising, Inc.; 62,097 shares owned by Creel Outdoor Advertising, Inc. Profit Sharing Plan; 5,264 shares owned by C. Alicia Creel; 14,998 shares owned by Carolyn W. Creel; 452 shares owned by Carolyn W. Creel & James P. Creel; 452 shares owned by Carolyn W. Creel & C. Alicia Creel; 3,364 shares owned by Carolyn W. Creel, James P. Creel, Jr. & Alicia Creel Bame; 4,909 shares owned by James P. Creel; 333 shares owned by Alicia Creel Bame & Carolyn W. Creel; 5,404 shares owned by Sun Graphics, Inc., Carolyn W. Creel, President.

(9) Includes 99 shares owned by James H. Dusenbury; 23,166 shares owned by James H. Dusenbury - IRA; 11,772 shares owned by Brenda J. Dusenbury - IRA; 1,802 shares owned by Brenda J. Dusenbury & Heather K. Welch.

(10) Includes 1,072 shares owned by Frank A. Thompson, II; 3,200 shares owned by Frank A. Thompson, II - SEP; 675 shares owned by Frank A. Thompson - IRA; 950 shares owned by Sharon Thompson - IRA.

--------------------------------------------------------------------------------

                       PROPOSAL 1 - ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

         The Corporation's Board of Directors consists of seven members. Six of them are independent directors and one is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Two directors will be elected at the annual meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are Michael C. Gerald and James H. Dusenbury, both of whom are currently directors of the Corporation and Coastal Federal Savings Bank.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote "FOR" the election of all of the nominees.

         Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of September 30, 2000. The indicated period for service as a director includes service as a director of Coastal Federal Savings Bank.

Nominees for Election as Directors

         The directors standing for election are:

         Michael C. Gerald. Mr. Gerald is the President and Chief Executive Officer of the Corporation and Coastal Federal Savings Bank. Age 51. Director since 1986.

         James H. Dusenbury. Mr. Dusenbury is retired attorney/Dusenbury Law Firm. Age 65. Mr. Dusenbury has been associated with the Bank since 1965 serving in the capacity of general counsel and Advisory Director. Director since 1996.

Directors Continuing in Office

         The following directors have terms ending in 2002

         James C. Benton. Mr. Benton is President of C. L. Benton & Sons, Inc. Age 68. Director since 1979.

         James P. Creel. Mr. Creel is President of Creel Corporation. Age 61. Director since 1990.

         The following directors have terms ending in 2003.

         James T. Clemmons. Mr. Clemmons is retired President of Coastal Federal Savings Bank. Age 62. Director since 1979.

         Frank  A.   Thompson,   II.  Mr.   Thompson  is  President  of  Peoples
         Underwriters, Inc. Age 43. Director since 1999.

         G. David Bishop. Mr. Bishop is President of Waccamaw Community Foundation. Age 47. Director since 1991.

Meetings and Committees of the Board of Directors

         The Boards of Directors of the Corporation and Coastal Federal Savings Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended September 30, 2000, the Board of Directors of the Corporation held eleven (11) meetings and Board of Directors of Coastal Federal Savings Bank held twenty-eight (28) meetings. No director of the Corporation or Coastal Federal Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such Board member served during this period.

         The Executive Committee of the Board of Directors, consisting of Directors Benton, Clemmons, Creel and Gerald, meets as necessary between meetings of the full Board of Directors. The Executive Committee met three times during the fiscal year ended September 30, 2000.

         The Board of Directors of the Company has an Audit Committee, consisting of Directors Bishop, Clemmons, Creel, Dusenbury and Thompson, which is responsible for developing and monitoring the Company's audit program.

         The Audit Committee selects the Corporation's outside auditors and meets with them to discuss the results of the annual audit and any related matters. The Audit Committee also receives and reviews the reports and findings and other information presented to them by Coastal Federal Savings Bank's officers regarding financial reporting policies and practices. The Audit Committee met five (5) times during the fiscal year ended September 30, 2000.

         The Board of Directors of the Corporation acts as a nominating committee for selecting the nominees for election as directors. The Board of Directors met once in its capacity as the nominating committee during the year ended September 30, 2000. The Corporation's Bylaws provide for Shareholder nomination of directors. See "Stockholder Proposals and Nominations".

Directors' Compensation

         Members of the Board of Directors of Coastal Federal receive a fee of $12,000 annually, except for the Chairman of the Board, who receives $19,500 annually. Members of the Board of Directors of Coastal Financial receive $2,500 annually. Honorary Directors of Coastal Financial Corporation receive $1,000 annually. Directors who are members of the Bank's Executive Committee, which meets on an as-needed basis, are not compensated. Non-Associate directors who are members of the Bank's Loan Committee receive $50 per committee meeting. Total fees paid to Directors of Coastal Financial Corporation and its subsidiaries during the fiscal year ended September 30, 2000 were $150,550.

         2000 Stock Option Plan. At the 2000 Annual Meeting, the Corporation's Shareholders approved the 2000 Stock Option Plan . All Directors participate in the 2000 Stock Option Plan. On February 2, 2000, each Director received stock options to purchase 2,310 shares of the Corporation's common stock at an exercise price of $10.91, the market value of common stock on that date.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

Summary Compensation Table

         The following information is furnished for the Chief Executive Officer and the four other most highly compensated executive officers ("Named Executive Officer").

===================================================================================================
                         SUMMARY COMPENSATION TABLE (1)
---------------------------------------------------------------------------------------------------
                               Annual Compensation
---------------------------------------------------------------------------------------------------
                                                                   Long-Term
                                                                  Compensation
                                                                 ----------------------------------
                                                                     Awards
---------------------------------------------------------------------------------------------------
                                                                   Securities      All Other
                    Year      Salary      Bonus    Other Annual    Underlying    Compensation
      Name and               ($)(1)(2)    ($)(3)   Compensation     Options/        ($)(5)
     Principal                                        ($)(4)          (#)
      Position
---------------------------------------------------------------------------------------------------
 Michael C. Gerald,  2000      200,000    145,500       18,700        12,452         7,500
 President, Chief    1999      185,000    135,899       17,000        17,191         8,202
Executive Officer    1998      165,000    121,275       16,100        17,555         7,719
    & Director

  Jimmy R. Graham,   2000      115,500     82,740            -          9,325        7,500
   Executive Vice    1999      110,000     79,550          100         10,000        9,011
     President       1998       90,000     66,900          100         14,222        7,369

 Jerry L. Rexroad,   2000      156,000    106,230        4,950          9,325        8,700
   Executive Vice    1999      145,600    100,198        5,250         12,667       10,234
 President & Chief   1998      140,000    105,400        4,100         14,222        7,701
 Financial Officer

 Steven J. Sherry,
   Executive Vice    2000      127,000     86,660            -          9,325        4,654
     President       1999      120,000     85,350            -          7,500       17,759
                     1998      120,000     25,000            -            -              -
Phillip G. Stalvey,
   Executive Vice    2000      140,000     96,950        1,600          9,325        7,500
     President       1999      131,250     91,875        1,850         12,667        9,321
                     1998      125,000     95,875        2,600         14,222        8,138
===================================================================================================

--------------

(1)  All compensation, including fringe benefits, are paid by the Bank.
(2) Does not include amounts payable pursuant to an employment agreement in event of a "change in control" of the Corporation. See "Employment Agreements."
(3) Reflects bonuses awarded for the fiscal year which were paid in subsequent fiscal year.
(4) Reflects directors' fees received during the fiscal year for service on the Board of Directors of the Corporation and/or its Subsidiaries. Does not include perquisites which did not exceed, in the aggregate, the lesser of $50,000 or 10% of salary and bonus.
(5) Includes employer contributions to the 401K Profit Sharing Plan & Trust of Coastal Financial Corporation. Also includes amounts paid for unused vacation in accordance with the Corporation's Compensation plan to all Associates and $14,145.00 reimbursement for moving expenses for Steve Sherry in 1999.

Option Grants Table

The following table sets forth the qualified stock options granted under the 2000 Stock Option and Incentive Plan to the individuals named in the Summary Compensation Table during the fiscal year ended September 30, 2000. Also listed are the hypothetical gains or "options spreads" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

==================================================================================================================
                                INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------
                                                                                     Potential Realizable Value
                                                                                       at Assumed Annual Rates
                         Number of     Percentage of                                 of Stock Price Appreciation
                         Securities        Total                                         For Option Term (2)
                         Underlying      Options/
                          Options/      Granted to     Exercise or                  ------------- ----------------
                        Granted (1)     Associates     Base Price
                                         In Fiscal      Per Share     Expiration
        Name                (#)            Year          ($/Sh)          Date          5% ($)         10% ($)
---------------------- --------------- -------------- -------------- -------------- ------------- ----------------
Michael C. Gerald          10,136          6.27%          11.36          2009          72,414         183,511
                            1,732          1.08%          10.91          2010          11,883          30,115
                            2,310          1.43%          10.91          2010          15,849          40,165

Jimmy R. Graham             8,950          5.54%          11.36          2009          63,940         162,039
                            1,732          1.08%          10.91          2010          11,883          30,115

Jerry L. Rexroad            8,950          5.54%          11.36          2009          63,940         162,039
                            1,732          1.08%          10.91          2010          11,883          30,115

Phillip G. Stalvey          8,950          5.54%          11.36          2009          63,940         162,039
                            1,732          1.08%          10.91          2010          11,883          30,115

Steven J. Sherry            8,950          5.54%          11.36          2009          63,940         162,039
                            1,732          1.08%          10.91          2010          11,883          30,115
==================================================================================================================

(1) Shares granted have been adjusted for the 5% stock dividend effective December 1, 1999 and the 10% stock dividend effective March 28, 2000.
(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises depend on the future performance of Coastal Financial's Common Stock. There can be no assurance that the amounts reflected in this table will be achieved.

Option Exercise Table

The following table shows stock option exercises by the individuals named in the Summary Compensation Table during the fiscal year ended September 30, 2000. In addition, this table includes the number of shares covered by both exercisable and non-exercisable options as of September 30, 2000. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year-end price of Coastal Financial Corporation Common Stock.

====================================================================================================================
                                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                                             Dollar Value of
                                                                    Number of                  Unexercised
                                                                   Unexercised                In-the-Money
                             Number of                              Options at                 Options at
                              Shares                                  FY-End                     FY-End
                             Acquired          Dollar
                                on              Value              Exercisable/               Exercisable/
          Name               Exercise          Realized           Unexercisable               Unexercisable
------------------------- --------------- ------------------- ----------------------- ------------------------------
Michael C. Gerald              -0-               -0-              61,585/43,404              58,642/-0-

Jimmy R. Graham                -0-               -0-              34,522/36,212              29,320/-0-

Jerry L. Rexroad              3,570            $21,510            66,617/38,676             114,367/-0-

Phillip G. Stalvey            4,000            $17,579            30,738/38,676              21,277/-0-

Steven J. Sherry               -0-               -0-               3,462/15,882               -0-/-0-

========================= =============== =================== ======================= ==============================

Employment Agreement

         Coastal Federal entered into an employment agreement with Mr. Gerald upon the completion of the Bank's conversion from mutual to stock form. Effective September 30, 2000 such employment agreement has an initial term of three years and provides for an annual base salary of $212,000 subject to annual adjustment by the Board of Directors. Additionally, on each anniversary of the commencement date of the agreement, the term of such agreement is extended for an additional year unless a notice is received from either the Bank or Mr. Gerald and subject to the review and approval of the Board of Directors. The agreement also provides for severance payments if employment is terminated following a change of control. These payments, which will be made promptly after any change of control, will be equal to 2.99 times the average annual compensation paid to Mr. Gerald during the five years immediately preceding the change in control.

         Coastal Federal entered into an employment agreement with Mr. Rexroad effective March 21, 1995. Effective September 30, 2000 such employment agreement has an initial term of three years and provides for an annual base salary of $166,920 subject to annual adjustment by the Board of Directors. Additionally, on each anniversary of the commencement date of the agreement, the term of such agreement is extended for an additional year unless a notice is received from either the Bank or Mr. Rexroad and subject to the review and approval of the Board of Directors. The agreement also provides for severance payments if employment is terminated following a change of control. These payments, which will be made promptly after any change of control, will be equal to 2.99 times the average annual compensation paid to Mr. Rexroad during the five years immediately preceding the change in control.

         Coastal Federal entered into an employment agreement with Mr. Stalvey effective October 21, 1997. Effective September 30, 2000, such employment agreement has an initial term of three years and provides for an annual base salary of $151,200 subject to annual adjustment by the Board of Directors. Additionally, on each anniversary of the commencement date of the agreement, the term of such agreement is extended for an additional year unless a notice is received from either the Bank or Mr. Stalvey and subject to the review and approval of the Board of Directors. The agreement also provides for severance payments if employment is terminated following a change of control. These payments, which will be made promptly after any change of control, will be equal to 2.99 times the average annual compensation paid to Mr. Stalvey during the five years immediately preceding the change in control.

         Coastal Federal entered into an employment agreement with Mr. Graham effective October 27, 1998. Effective September 30, 2000, such employment agreement has an initial term of one year and provides for an annual base salary of $122,430. Additionally, on each anniversary of the commencement date of the agreement, the term of such agreement is extended for an additional year unless a notice is received from either the Bank or Mr. Graham and subject to the review and approval of the Board of Directors. The agreement also provides for severance payments if employment is terminated following a change of control. These payments, which will be made promptly after any change of control, will be equal to 1.00 times the average annual compensation paid to Mr. Graham during the five years immediately preceding the change in control.

         Coastal Federal entered into an employment agreement with Mr. Sherry effective October 27, 1998. Such employment agreement has an initial term of one year and provides for an annual base salary of $133,350. Additionally, on each anniversary of the commencement date of the agreement, the term of such agreement is extended for an additional year unless a notice is received from either the Bank or Mr. Sherry and subject to the review and approval of the Board of Directors. The agreement also provides for severance payments if employment is terminated following a change of control. These payments, which will be made promptly after any change of control, will be equal to 1.00 times the average annual compensation paid to Mr. Sherry during the five years immediately preceding the change in control.

         The term "control" is defined in the agreement described above as, among other things, any time during the period of employment when a change of control is deemed to have occurred under regulations of the Office of Thrift Supervision ("OTS") or a change in the composition of more than a majority of the Board of Directors of the Corporation. Based upon the compensation levels of Messrs. Gerald, Rexroad, Stalvey, Graham and Sherry, the aggregate payment which would have been payable under the terms of the agreement had a change in control occurred on September 30, 2000 was approximately $866,457, $693,188, $596,744, $166,088 and $114,202, respectively.

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the 1934 Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report of the Compensation and Benefits Committee and Performance Graph shall not be incorporated by reference into any such filings.

Report of the Compensation and Benefits Committee. The Compensation and Benefits Committee of the Board of Directors of the Corporation is responsible for establishing, implementing and monitoring all compensation policies of the Corporation and its primary operating subsidiary, Coastal Federal. The Committee is also responsible for evaluating the performance of the Chief Executive Officer of the Corporation and recommending appropriate compensation levels. The Chief Executive Officer evaluates the performance of executive officers of the Corporation and recommends individual compensation levels to the Compensation and Benefits Committee.

         The Compensation and Benefits Committee believes that a compensation plan for executive officers should take into account management skills, long-term performance results and Shareholder returns. Compensation policies must be maintained to promote: 1) the attraction and retention of highly qualified executives; 2) motivation of executives that is related to the performance of the individual and the Corporation; 3) current and long-term performance; and 4) a financial interest in the success of the Corporation similar to the interest of its Shareholders.

         The Corporation's current compensation plan involves a combination of salary and bonus to reward short-term performance and grants of stock options to encourage long-term performance. The salary levels of the executive officers are designed to be competitive within the financial services industry. Compensation surveys are utilized to determine appropriate salary adjustments. A 401(k) plan, in which all executive officers and Associates of Coastal Financial may participate, has been designed to align their interests with those of the
Shareholders of the Corporation. Matching contributions to the 401(k) plan are paid based upon the attainment of established levels of Return on Average Shareholders' Equity ("Return on Equity"). The Corporation's Executive Bonus Plan provides for the payment of a bonus on a graduated scale if the Corporation's consolidated Return on Average Equity equals or exceeds 14.0%, excluding any non-recurring items as determined by the Corporation's Board of Directors. The Corporation's Return on Equity in fiscal 2000 was 19.50%. This compares to a Return on Equity in fiscal 1999 of 19.36%. The Executive Bonus Plan escalates upon the attainment of higher levels of Return on Equity. Stock options are the Corporation's primary long-term compensation program designed to reward executive performance consistent with performance that benefits Shareholders. Awards of stock options are intended to provide executives with increased motivation and incentive to exert their best efforts on behalf of the Corporation by enlarging their personal stake in its success through the opportunity to increase their stock ownership in the Corporation. Options issued to executives are at a price equal to the closing price of the Corporation's stock on the date of grant in order to ensure that any value derived from the grant is realized by Shareholders generally. The amount of options granted to an Executive Officer is based upon the Corporation's performance, the officer's performance and relative responsibilities within the Corporation. Options generally vest over a period of five years.

         During the fiscal year ended September 30, 2000, the base compensation of Michael C. Gerald, President and Chief Executive Officer of the Corporation was $200,000. For fiscal 2001 Mr. Gerald's base compensation was increased to $212,000.

         Based upon the factors discussed above, the Compensation and Benefits Committee continues to believe that Mr. Gerald's compensation package as Chief Executive Officer and President of the Corporation appropriately reflects the Company's short term and long term performance goals.

The Compensation and                  James C. Benton         J. T. Clemmons
Benefits Committee                    James P. Creel

         Compensation Committee Interlocks and Insider Participation. There are no interlocks or insider participation with respect to the Compensation and Benefits Committee of the Board of Directors of the Corporation.

Performance Graph. The following graph compares the Corporation's cumulative Shareholder return on its Common Stock with the return on the Nasdaq Composite Index and a peer group, the Nasdaq Bank Index. All cumulative returns assume the investment of $100.00 in each of the Corporation's Shares, the Nasdaq Bank Index and the Nasdaq Composite Index on September 30, 1995.

                        [PERFORMANCE GRAPH APPEARS HERE]

                            9/30/95  9/30/96  9/30/97  9/30/98  9/30/99  9/30/00

Corporation                 100.00   157.06   252.75   250.85   206.84   132.45
Nasdaq Bank Index           100.00   127.65   212.64   210.94   242.58   240.95
Nasdaq Composite Index      100.00   118.68   162.92   165.50   270.38   358.96

--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Corporation with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representation provided to the Corporation from the individuals required to file the reports, the Corporation believes that each of the Corporation's executive officers and directors has complied with applicable reporting requirements for transactions in Coastal Financial Corporation common stock during the fiscal year ended September 30, 2000.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

         Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Coastal Federal Savings Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

--------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

--------------------------------------------------------------------------------

         The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of Coastal Financial's independent auditors, accounting functions and internal controls. The Audit Committee is composed of five directors, each of whom is independent under the National Association of Securities Dealers' listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

         The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Coastal Financial's Annual Report on Form 10-K for the year ended September 30, 2000 for filing with the Securities and Exchange Commission.

         Members of the Audit Committee:

         G. David Bishop
         J.T. Clemmons
         James P. Creel
         James H. Dusenbury - Chairman
         Frank A. Thompson II

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

         The Corporation will pay the cost of this proxy solicitation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Coastal Financial Corporation common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

         The  Company's  Annual  Report  to  Shareholders  has  been  mailed  to shareholders of record as of the close of business on November 30, 2000. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

         A copy of the Corporation's Form 10-K, without exhibits, for the fiscal year ended September 30, 2000, as filed with the Securities and Exchange Commission, will be furnished without charge to Shareholders of record as of the close of business on November 30, 2000 upon written request to Corporate Secretary, Coastal Financial Corporation, Myrtle Beach, South Carolina.

--------------------------------------------------------------------------------

                      SHAREHOLDER PROPOSALS AND NOMINATIONS

--------------------------------------------------------------------------------

         Proposals that Shareholders seek to have included in the proxy statement for the Corporation's next annual meeting must be received by the Corporation no later than August 10, 2001. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Bylaws provide that in order for a Shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 40 days' notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to Shareholders. A copy of the Bylaws may be obtained from the Corporation.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Susan J. Cooke

                                        Susan J. Cooke
                                        Secretary



Myrtle Beach, South Carolina
December 15, 2000

APPENDIX A

                          COASTAL FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER
                ADOPTED BY THE BOARD OF DIRECTORS ON MAY 24, 2000
                          AS AMENDED DECEMBER 12, 2000

I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist in fulfilling its oversight responsibilities. The Audit Committee's primary responsibilities are to:

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     o Monitor the independence and performance of the Company's independent auditors and the internal auditing function.

     o Provide an avenue of communication among the independent auditors, Leadership, the Internal Audit Function, and the Board of Directors.

     o Review an annual plan prepared by the Internal Audit Function to review the risk areas of the Company and monitor Leadership's competency in controlling such risks.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and has direct access to the independent auditors, the Internal Audit Function, and anyone else in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its responsibilities.

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the most current requirements of the National Association of Securities Dealers (NASD) Exchange.

     Audit Committee members, and the Audit Committee Chairperson, shall be appointed by the Board on the recommendation of the Nominating Committee.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A quorum of the Audit Committee shall be declared when a majority of its appointed members are in attendance. The Audit Committee Chairperson shall approve an agenda, which shall be consistent with this charter, in advance of each meeting. The Committee shall meet privately in executive session at least annually with the Chief Executive Officer (CEO) and the Chief Financial Officer (CFO), the independent auditors, and as a Committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee shall meet privately with those primarily responsible for the Internal Audit Function at each meeting. The Committee may ask members of Leadership or others to attend meetings and provide pertinent information as necessary.

                          COASTAL FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER
                ADOPTED BY THE BOARD OF DIRECTORS ON MAY 24, 2000
                          AS AMENDED DECEMBER 12, 2000

III. Responsibilities

Audit Committee Review Procedures

1. The Audit Committee shall review and assess the adequacy of this Charter at least annually. The charter shall be submitted to the Board of Directors for approval and the document shall be published in the Company's annual proxy statement at least every three years in accordance with SEC regulations.

2. The Audit Committee shall review the Company's annual audited financial statements prior to filing or distribution. The review should include discussion with the CEO, CFO and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3. At least annually, the Audit Committee shall, in consultation with the CEO, CFO, the independent auditors, and those primarily responsible for the Internal Audit Function:

     o Consider the integrity of the Company's financial reporting processes and controls.

     o Discuss significant financial risk exposures and the steps Leadership has taken to monitor, control, and report such exposures.

     o Review significant concerns of the independent auditors and those primarily responsible for the Internal Audit Function, together with Leadership's responses, including the status of previous recommendations.

     o Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. Items to be communicated include:

          |_| The auditor's responsibility under Generally Accepted Auditing Standards;
          |_|  Significant accounting policies;
          |_|  Leadership judgments and accounting estimates;
          |_| Other information in documents containing audited financial statements;
          |_|  Disagreements with Leadership;
          |_|  Consultation with other accountants by Leadership.

Independent Auditors

4. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the independent auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

                          COASTAL FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER
                ADOPTED BY THE BOARD OF DIRECTORS ON MAY 24, 2000
                          AS AMENDED DECEMBER 12, 2000

5. The Audit Committee shall annually review and recommend the fees and other significant compensation to be paid to the independent auditors.

6. The Audit Committee shall review and approve requests for management consulting engagements to be performed by the independent auditor's firm and be advised of any other study undertaken at the request of Leadership that is beyond the scope of the audit engagement letter, when fees for such an engagement exceed $50,000.

7. On an annual basis, the Audit Committee shall review and discuss with the independent auditors all relationships they have with the Company that could impair the auditors' independence.

8. The Audit Committee shall review the independent auditor's audit plan and discuss the audit scope, qualifications of the independent auditor's staffing for the engagement, reliance upon Leadership and internal audit, and the general audit approach. The Committee should review the independent auditor's audit plan to see that it is sufficiently detailed and covers any significant areas of concern that the Audit Committee may have.

9. The Audit Committee will engage the independent auditors to conduct limited quarterly reviews of interim financial information and the auditors will report the results of their review to the Committee, or at least the Committee Chairperson.

10. Prior to releasing the Company's annual report to Shareholders, the Audit Committee shall:

     o Discuss the results of the audit with the independent auditors and inquire about changes to the audit plan, restrictions on scope of activities, and observations of control weaknesses.

     o Discuss with the CEO, CFO, those primarily responsible for the Internal Audit Function and the independent auditors the quality of the accounting principles and underlying estimates used in the preparation of the Company's financial statements.

     o Discuss with the independent auditors the clarity of the financial disclosure practices used or proposed by the Company.

     o Inquire as to the independent auditor's views about whether Leadership's choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and
          whether  those   principles  are  common  practices  or  are  minority
          practices.

     o Discuss any important conclusions concerning the year-end audit well in advance of the public release of the annual audited financial statements.

Internal Audit Function

11. Annually review the budget and the annual audit plan of the Internal Audit Function.

12. Periodically review changes in the budget and the annual audit plan, and the activities, organizational structure and qualifications of those primarily responsible for the Internal Audit Function.

13.  Those   primarily   responsible  for  the  Internal  Audit  Function  shall
     communicate   regularly   with  the  CEO,  but  have  a  direct   reporting
     responsibility to the Audit Committee Chairperson.

                          COASTAL FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER
                ADOPTED BY THE BOARD OF DIRECTORS ON MAY 24, 2000
                          AS AMENDED DECEMBER 12, 2000

14. Review the appointment, performance, compensation, and replacement of those primarily responsible for the Internal Audit Function.

15. Review reports presented by those primarily responsible for the Internal Audit Function, together with Leadership's response and follow-up to these reports.

16.  Receive  periodic  regulatory   compliance  reports  from  those  primarily
     responsible for the Internal Audit Function on the Company's compliance with all applicable laws, rules and regulations.

17. Receive an annual report from those primarily responsible for the Internal Audit Function on the implementation, administration, and effectiveness of the Company's security program, in compliance with the Bank Protection Act.

18. Receive reports of Suspicious Activity Reports filed by the Company. Report this information to the Board of Directors at the next regularly scheduled meeting of the Board.

Other Audit Committee Responsibilities

19. Annually prepare a report to Shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement, and should indicate that the Committee has accomplished the following:

     o    Reviewed  and  discussed  the  audited   financial   statements   with
          Leadership;

     o Discussed with the independent auditors the matters required to be discussed by SAS 61; and

     o Received certain disclosures from the independent auditors regarding their independence as required by the Independence Standards Board
          (ISB).

     o    Discussed with the independent auditors their independence; and

     o Based on the review and discussion of the audited financial statements with Leadership and the independent auditors, has recommended to the full Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

20. Maintain minutes of meetings and submit a report to the full Board at a regularly scheduled meeting of the full Board.

21. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law as the Committee or the Board deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of Leadership and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between Leadership and the independent auditor or to assure compliance with laws and regulations.

                                 REVOCABLE PROXY
                         COASTAL FINANCIAL CORPORATION

X  PLEASE MARK VOTES
   AS IN THIS EXAMPLE

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 24, 2001

     The undersigned hereby appoints the official proxy committee, consisting of all of the members of the Board of Directors of Coastal Financial Corporation, Myrtle Beach, South Carolina, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Coastal Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Myrtle Beach Martinique, 7100
N. Ocean Boulevard, Myrtle Beach, South Carolina, on Wednesday, January 24, 2001, at 2:00 p.m., Eastern Time, and at any and all adjournments thereof, as indicated to the right:




                                            ------------------------------------
Please be sure to sign below and            Date
date this Proxy in the box provided.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
    Shareholder sign above                  Co-holder (if any) sign above




1. The election as directors of all nominees listed (except as marked to the contrary below):

     For a Three Year Term:       Michael C. Gerald,    James H. Dusenbury

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

2. In their discretion, such other matters that may properly come before the Meeting or any adjournments thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

     THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2001 ANNUAL MEETING.

=> Detach above card, sign, date and mail in postage paid envelope provided. =>

                          COASTAL FINANCIAL CORPORATION

--------------------------------------------------------------------------------
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the Shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
     The above signed acknowledges receipt from the Corporation prior to the execution of this proxy, of a notice of the Meeting, a proxy statement dated December 15, 2000 and the 2000 Annual Report to Shareholders.
     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------